UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

HEALTHCARE TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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650 Fifth Avenue, 30th Floor
New York, New York 10019
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on April 15, 2020
March 24, 2020
To the Stockholders of Healthcare Trust, Inc.:
I am pleased to invite our stockholders to the 2020 Annual Meeting of Stockholders (“Annual Meeting”) of Healthcare Trust, Inc., a Maryland corporation (the “Company”). The Annual Meeting will be held on Wednesday, April 15, 2020 commencing at 3:00 p.m. Eastern Time. The Annual Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live webcast. You will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting via the live webcast by visiting www.virtualshareholdermeeting.com/HTI2020.
At the Annual Meeting, you will be asked to consider and vote upon (1) the election of two members of the Board of Directors to serve until the 2023 annual meeting of stockholders (the “2023 Annual Meeting”) and until their successors are duly elected and qualify, (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020, (3) a proposal to adopt a non-binding advisory resolution approving the executive compensation for our named executive officers as described herein, (4) a proposal recommending, by non-binding vote, the frequency of future non-binding advisory votes on executive compensation, and (5) the transaction of such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof. Our Board of Directors has fixed the close of business on March 5, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Record holders of shares of the Company’s common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.
For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. The Company makes proxy materials available to its stockholders on the Internet. You can access proxy materials at www.proxyvote.com/HTI. You also may authorize your proxy via the Internet or by telephone by following the instructions on that website. In order to authorize your proxy via the Internet or by telephone, and to be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/HTI2020, you must have the control number that appears on the materials sent to you. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Your attendance alone, without voting, will not be sufficient to revoke a previously authorized proxy.
You are cordially invited to attend the Annual Meeting. Regardless of whether you own a few or many shares and whether you plan to attend the Annual Meeting in person via webcast or not, it is important that your shares be voted on matters that come before the Annual Meeting. Your vote is important.
By Order of the Board of Directors,
/s/ Katie P. Kurtz

Katie P. Kurtz
Chief Financial Officer, Secretary and Treasurer

HEALTHCARE TRUST, INC.

650 Fifth Avenue, 30th Floor
New York, New York 10019
PROXY STATEMENT
The accompanying proxy is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of Healthcare Trust, Inc., a Maryland corporation (the “Company”), for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) and at any postponement or adjournment thereof, and is provided together with this proxy statement (this “Proxy Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2019 (our “2019 10-K”). References in this Proxy Statement to “we,” “us,” “our,” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 650 Fifth Avenue, 30th Floor, New York, New York 10019. This Proxy Statement, the proxy card, the Notice of Annual Meeting and our 2019 10-K have either been delivered to you or been made available to you on the Internet. Mailing to our stockholders is expected to commence on or about March 24, 2020. Additional copies of this Proxy Statement and our 2019 10-K will be furnished to you, without charge, by writing us at Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations or emailing us at investorrelations@ar-global.com.
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting To Be Held on April 15, 2020
This Proxy Statement, the Notice of Annual Meeting and our 2019 10-K are available at:
www.proxyvote.com/HTI

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
We are providing you with this Proxy Statement, which contains information about the items to be considered and voted on at the Annual Meeting. To make this information easier to understand, we have presented some of the information in a question-and-answer format.
Q:
Why did you send me this Proxy Statement?

A:
We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. You can access this Proxy Statement and the other proxy materials at www.proxyvote.com/HTI.

Q:
What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Edward M. Weil, Jr. and Katie P. Kurtz, each of whom are executive officers of the Company, as your proxies, and you are giving them permission to vote your shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at the Annual Meeting.

Q:
When is the Annual Meeting and where will it be held?

A:
The Annual Meeting will be held on Wednesday, April 15, 2020 commencing at 3:00 p.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format only and can be accessed online at www.virtualshareholdermeeting.com/HTI2020. There is no physical location for the Annual Meeting. In order to attend the virtual meeting, you will need your control number. Your control number will be supplied to you via your proxy card or voting instructions form. At the Annual Meeting you will be allowed to vote your shares within the online portal, as well as submit questions. The online portal will open 60 minutes before the beginning of the Annual Meeting.

Q:
What am I being asked to vote on at the Annual Meeting?

A:
At the Annual Meeting, you will be asked to:

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elect Leslie D. Michelson and Edward M. Weil, Jr. as the Class III directors to serve until our 2023 Annual Meeting and until their successors are duly elected and qualify;

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ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2020;

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adopt a non-binding advisory resolution approving the executive compensation for our named executive officers as described herein;

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recommend, by non-binding vote, the frequency of future non-binding advisory votes on executive compensation; and

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consider and act on such matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Q:
Who is entitled to vote?

A:
Anyone who is a holder of record of Common Stock at the close of business on March 5, 2020 (the “record date”), or holds a valid proxy for the Annual Meeting, is entitled to vote at the Annual Meeting or any postponement or adjournment of the Annual Meeting. Every stockholder is entitled to one vote for each share of Common Stock held on the record date.

Q:
How many shares of Common Stock are outstanding?

A:
As of the record date, 92,012,617 shares of our Common Stock were issued and outstanding and entitled to vote at the Annual Meeting.

Q:
What constitutes a “quorum”?

A:
If holders of a majority of our shares of our Common Stock outstanding on the record date are present at the Annual Meeting, either in person via webcast or by proxy, we will have a quorum present, permitting the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present.

Q:
What is a “broker non-vote”?

A:
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner submits a proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. Brokers are not allowed to exercise their voting discretion with respect to the election of directors or for the approval of other matters which applicable exchange rules determine to be “non-routine,” without specific instructions from the beneficial owner. Thus, beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted at the Annual Meeting in connection with the election of directors, the non-binding advisory resolution regarding the executive compensation for our named executive officers and the non-binding vote regarding the frequency of future non-binding advisory votes on executive compensation. However, even without these instructions, the shares of beneficial owners will be treated as present for the purpose of establishing a quorum if the broker votes shares on the ratification of the appointment of PwC, which is a routine matter with respect to which brokers have discretionary authority to vote.

Q:
How does the Board of Directors recommend I vote on each proposal?

A:
The Board of Directors recommends a vote “FOR” the election of Leslie D. Michelson and Edward M. Weil, Jr. as Class III directors, a vote “FOR” the ratification of the appointment of PwC, a vote “FOR” the non-binding advisory resolution regarding the executive compensation for our named executive officers and a vote of   “THREE YEARS” in the non-binding vote regarding the frequency of future non-binding advisory votes on executive compensation.

Q:
How do I vote?

A:
Stockholders can vote in person at the meeting via webcast or by proxy. Stockholders have the following three options for submitting their votes by proxy:

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via the Internet at www.proxyvote.com/HTI;

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by telephone, for automated voting (800) 690-6903 at any time prior to 11:59 p.m. on April 14, 2020, and follow the instructions provided on the proxy card; or

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if proxy materials were sent to you or if you requested a printed set of proxy materials, by mail, by completing, signing, dating and returning the enclosed proxy card.

We encourage you to authorize a proxy to vote your shares via the Internet, since it is quick, convenient and provides a cost savings to us. When you authorize a proxy to vote your shares via the Internet or by telephone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your proxy authorization to arrive late and, therefore, not have your vote be counted. For further instructions on voting, see the enclosed proxy card.
If you elect to attend the Annual Meeting, you can submit your vote during the virtual meeting within the online portal, and any previous proxy that you authorized, whether by Internet, telephone or mail, will be superseded. In order to attend the virtual meeting, you will need your control number. Your control number will be supplied to you via your proxy card or voting instructions form.

If you return your signed proxy, your shares will be voted as you instruct, unless you give no instructions with respect to one or more of the proposals. In this case, unless you later instruct otherwise, your shares of Common Stock will be voted “FOR” the election of Leslie D. Michelson and Edward M. Weil, Jr. as Class III directors, voted “FOR” the ratification of the appointment of PwC, voted “FOR” the non-binding advisory resolution regarding the executive compensation for our named executive officers and voted  “THREE YEARS” in the non-binding vote regarding the frequency of future non-binding advisory votes on executive compensation. With respect to any other proposals to be voted on, your shares of Common Stock will be voted in the discretion of Mr. Weil and Ms. Kurtz, or either of them.
Q:
How do I vote if I hold my shares in “street name”?

A:
If your shares are held by your bank, broker or other nominee as your nominee (in “street name”), you should receive a voting instruction form in paper, or electronic means to provide instructions, from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If your broker holds your shares of Common Stock in street name and you do not provide your broker with instructions, your broker will vote your shares on “non-routine” proposals only if you provide instructions on how to vote by filling out the voter instruction form sent to you by your broker. Of the proposals expected to come before the Annual Meeting, only ratification of the appointment of PwC is considered a routine matter. The other proposals are “non-routine” matters, and, without your instruction, your broker cannot vote your shares on that proposal.

Q:
What if I submit my proxy and then change my mind?

A:
You have the right to revoke your proxy at any time before the meeting by:

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notifying Ms. Kurtz, our Secretary, in writing;

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attending the meeting and voting in person via webcast;

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returning another proxy card dated after your first proxy card, if we receive it before the Annual Meeting date; or

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authorizing a new proxy via the Internet or by telephone to vote your shares.

Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting.
Q:
Will my vote make a difference?

A:
Yes. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:
What are the voting requirements for the proposals?

A:	•	Proposal No. 1 — Election of Directors. There is no cumulative voting in the election of our directors. The election of each of our nominees for director requires the affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present, in person via webcast or by proxy. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.
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Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.    This proposal requires the affirmative vote of at least a majority of all the votes cast on the proposal at a meeting at which a quorum is present.

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Proposal No. 3 — Non-Binding Advisory Vote on Named Executive Officer Compensation.   This proposal requires the affirmative vote of at least a majority of all the votes cast on the proposal at a meeting at which a quorum is present.

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Proposal No. 4 — Non-Binding Advisory Vote on the Frequency of Future Non-Binding Advisory Votes on Executive Compensation.   The non-binding vote regarding the frequency of future advisory votes on executive compensation provides stockholders with four alternatives: one year, two years, three years or abstain. None of the alternatives may receive a majority of the votes cast on this proposal. If that occurs, our Board of Directors will consider the frequency that receives the highest number of votes as the choice of the stockholders.

For purposes of all four proposals, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
Q:
How will proxies be voted?

A:
Shares of Common Stock represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the proxy card is signed and returned without any directions given, the shares will be voted (1) “FOR” the election of Leslie D. Michelson and Edward M. Weil, Jr. as Class III directors to serve until our 2023 Annual Meeting and until their successors are duly elected and qualify, (2) “FOR” the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2020, (3) “FOR” the non-binding advisory resolution regarding the executive compensation for our named executive officers, and (4) “THREE YEARS” in the non-binding vote regarding the frequency of future non-binding advisory votes on executive compensation.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting or any postponement or adjournment thereof other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the proxies held by them in their discretion.
Q:
How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is properly presented at the Annual Meeting, a submitted proxy gives authority to Mr. Weil and Ms. Kurtz, and each of them, to vote on such matters in accordance with their discretion.

Q:
When are the stockholder proposals for the next annual meeting of stockholders due?

A:
Stockholders interested in nominating a person as a director or presenting any other business for consideration at our 2021 annual meeting of stockholders (the “2021 Annual Meeting”) may do so by following the procedures prescribed in our bylaws and, in the case of proposals within the scope of Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), by following the procedures specified by that rule. To be eligible for presentation to and action by the stockholders at the 2021 Annual Meeting under our bylaws, director nominations and other stockholder proposals must be received by our secretary no earlier than October 25, 2020 and no later than 5:00 p.m. Eastern Time on November 24, 2020. Any proposal received after the applicable time in the previous sentence will be considered untimely. All proposals must contain the information specified in, and otherwise comply with, our bylaws. To be eligible for inclusion in our proxy statement for the 2021 Annual Meeting under Rule 14a-8 under the Exchange Act, stockholder proposals must comply with Rule 14a-8 and be received at our principal executive offices no later than November 24, 2020. Proposals should be sent via registered, certified or express mail to: Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Katie P. Kurtz, Chief Financial Officer, Secretary and Treasurer. For additional information, see “Stockholder Proposals for the 2021 Annual Meeting.”

Q:
Who pays the cost of this proxy solicitation?

A:
We will pay all of the costs of soliciting these proxies. We have contracted with Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to assist us in the distribution of proxy materials and the solicitation of proxies. We expect to pay Broadridge fees of approximately $20,000 to distribute and solicit proxies plus other fees and expenses for other services related to this proxy solicitation, including the review of proxy materials; dissemination of brokers’ search cards; distribution of proxy materials; operating online and telephone voting systems; and receipt of executed proxies. In compliance with the regulations of the SEC, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses to the extent they forward proxy and solicitation materials to our stockholders. Our directors and officers and employees of affiliates of our advisor, Healthcare Trust Advisors, LLC (the “Advisor”), may solicit proxies on our behalf in person or by telephone, facsimile or other means, for which they will not receive any additional compensation.

Q:
Is this Proxy Statement the only way that proxies are being solicited?

A:
No. In addition to mailing proxy solicitation material, our directors and officers and employees of Broadridge and affiliates of the Advisor, may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate.

Q:
Where can I find more information?

A:
You may access, read and print copies of the proxy materials for this year’s Annual Meeting, including this Proxy Statement, form of proxy card, and annual report to stockholders, at the following website: www.proxyvote.com/HTI.

You can request a paper or electronic copy of the proxy materials, free of charge:
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via Internet, at www.proxyvote.com/HTI;

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via telephone, at (800) 579-1639; or

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via e-mail, at sendmaterial@proxyvote.com.

We also file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the web site maintained by the SEC at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.
Q:
What does it mean if I receive more than one proxy card or voting instruction form?

A:
Some of your shares of Common Stock may be registered differently or held in a different account. You should vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares of Common Stock are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call our Investor Relations department at (866) 902-0063. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

Q:
What if I receive only one set of proxy materials although there are multiple stockholders at my address?

A:
The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus, notices or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us by reducing the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to have a separate stockholder identification number and receive a separate proxy card or voting instruction card.
We will promptly deliver, upon written or oral request, a separate copy of our 2019 10-K or this Proxy Statement to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling our Investor Relations department at (866) 902-0063 or by mailing a request to Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.
Q:
Whom should I call with other questions?

A:
If you have additional questions about this Proxy Statement or the Annual Meeting, including the new virtual format, or would like additional copies of this Proxy Statement, our 2019 10-K or any documents relating to any of our future stockholder meetings, please contact: Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York, 10019, Attention: Investor Relations, Telephone: (866) 902-0063, E-mail: investorrelations@ar-global.com, website: www.healthcaretrustinc.com.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
The Board of Directors is responsible for monitoring and supervising the performance of our day-to-day operations and the Advisor. The Advisor is controlled by AR Global Investments, LLC (“AR Global”). In accordance with our charter, our Board of Directors is divided into three classes of directors. Each director serves until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies. At the Annual Meeting, two Class III directors will be elected to serve until the 2023 Annual Meeting and until their successors are duly elected and qualify. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors. Our bylaws provide that the number of directors may not be less than one, which is the minimum number required by the Maryland General Corporation Law (the “MGCL”), or more than 15. The number of directors on our Board is currently fixed at six, of which five are independent directors.
Board of Directors and Executive Officers
The table set forth below lists the names, ages and certain other information about Leslie D. Michelson and Edward M. Weil, Jr., our Class III directors with terms expiring at the Annual Meeting (who are also nominees for election as directors at the Annual Meeting), for each of the continuing members of our Board and for each of our executive officers:
Directors with Terms expiring at the Annual Meeting/Nominees	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Leslie D. Michelson	III	69	Non-Executive Chairman; Audit Committee Chair	2015	2020	2023
Edward M. Weil, Jr.	III	53	Chief Executive Officer, President and Director	2016	2020	2023
Continuing Directors
Lee M. Elman	I	83	Independent Director	2016	2021	—
B.J. Penn	I	81	Independent Director	2019	2021	—
Edward G. Rendell	II	76	Independent Director	2015	2022	—
Elizabeth K. Tuppeny	II	59	Independent Director; Nominating and Corporate Governance Committee Chair	2013	2022	—
Executive Officers (not listed above)
Katie P. Kurtz	N/A	40	Chief Financial Officer, Secretary and Treasurer	N/A	N/A	N/A
Nominees for Class III Directors
Leslie D. Michelson
Leslie D. Michelson has served as an independent director of the Company since December 2015, including as non-executive chair since October 2016, and is a Class III director. Mr. Michelson has served as an independent director of American Finance Trust, Inc. (“AFIN”) since February 2017. Mr. Michelson has served as an independent director of Business Development Corporation of America (“BDCA”), an entity which was previously advised by an affiliate of AR Global, since January 2011, including as lead independent director since February 2016.
Mr. Michelson previously served as an independent director of American Realty Capital — Retail Centers of America, Inc. (“RCA”) from November 2015 until the close of RCA’s merger with AFIN in February 2017, and previously served as an independent director of RCA from March 2012 until October 2012. Mr. Michelson previously served as an independent director of Business Development

Corporation of America II (“BDCA II”) from August 2014 until its liquidation and dissolution in September 2016, an independent trustee of Realty Capital Income Funds Trust (“RCIFT”), a family of mutual funds advised by an affiliate of AR Global, from April 2013 until its dissolution in January 2017, an independent director of VEREIT, Inc. (formerly known as, American Realty Capital Properties, Inc., “VEREIT”) from October 2012 until April 2015, and an independent director of Crossroads Capital, Inc. (formerly known as BDCA Venture, Inc., “Crossroads Capital”) from June 2014 until June 2015.
Since April 2007, Mr. Michelson has served as the chairman of Private Health Management and, from April 2007 to March 2020, he also served as chief executive officer of the company, which assists corporate employees and their dependents, families and individuals obtain the best healthcare. Mr. Michelson has served as a member of the Board of Advisors for the UCLA Fielding School of Public Health since October 2013. He served as a director of Druggability Technologies Holdings Ltd., a proprietary pharmaceutical product business dedicated developing and commercializing high-value pharmaceutical products, from April 2013 until September 2018. He has served as founder and chief executive officer of Michelson on Medicine, LLC since January 2011. Earlier in his career, Mr. Michelson served as a director and executive officer of multiple public and private companies, including foundations, in the healthcare, technology and real estate industries. Mr. Michelson received his B.A. from The Johns Hopkins University in 1973 and a J.D. from Yale Law School in 1976.
Our Board of Directors believes that Mr. Michelson’s experience as a director and executive officer of multiple companies make him well qualified to serve as a member of our Board of Directors.
Edward M. Weil, Jr.
Edward M. Weil, Jr. has served as a director of the Company since October 2016 and chief executive officer and president of the Company, the Advisor and the Property Manager since August 2018 and is a Class III director. Mr. Weil previously also served as an executive officer of the Company, the Advisor and the Property Manager from their formation in October 2012 until November 2014. Mr. Weil also has been the chief executive officer of AR Global since January 2016 and has a non-controlling interest in the parent of AR Global. Currently, he also serves in leadership positions at three other REITs advised by affiliates of AR Global: as a director of NYSE-listed Global Net Lease, Inc. (“GNL”) since January 2017; as executive chairman of New York City REIT, Inc. (“NYCR”) since November 2015 and as chief executive officer, president and secretary of NYCR, the NYCR advisor and the NYCR property manager since March 2017; and as chairman of the board of directors of Nasdaq-listed AFIN and as chief executive officer and president of AFIN, the AFIN advisor and the AFIN property manager since November 2015.
Mr. Weil previously served in leadership positions at multiple REITs and other entities advised by affiliates of AR Global, including: as chairman, chief executive officer, president of American Realty Capital Healthcare Trust III, Inc. (“HT III”) until its liquidation and dissolution in March 2019; as executive chairman of American Realty Capital Global Trust II, Inc. (“Global II”) until December 2016, when Global II merged with GNL, as a director of BDCA until November 2016, when BDCA’s external advisor was acquired by Benefit Street Partners, L.L.C.; as chief executive officer, president and chairman of RCA until its merger with AFIN in February 2017; as a trustee of American Real Estate Income Fund until its liquidation in August 2016; as a trustee of RCIFT, a family of mutual funds, until its dissolution in January 2017; and as an executive officer and director of American Realty Capital Daily Net Asset Value Trust, Inc. during multiple periods until its dissolution and liquidation in April 2016. Mr. Weil also served as chairman of Realty Capital Securities, LLC (“RCS”) from September 2013 until November 2015 and was the interim chief executive officer of RCS from May 2014 until September 2014 and the chief executive officer of RCS from December 2010 until September 2013. Mr. Weil served as a director of RCS Capital Corporation (“RCAP”), the parent company of RCS, from February 2013 until December 2015 and served as an executive officer of RCAP from February 2013 until November 2015, including chief executive officer from September 2014 until November 2015. RCAP filed for Chapter 11 bankruptcy in January 2016.
Mr. Weil was formerly the senior vice president of sales and leasing for American Financial Realty Trust, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Mr. Weil also previously served on the board of directors of the Real Estate Investment Securities Association (now known as ADISA) from 2012 to 2014, including as its president in 2013. Mr. Weil attended George Washington University.

Our Board of Directors believes that Mr. Weil’s experience as a director or executive officer of the companies described above and his significant experience in real estate make him well qualified to serve as a member of our Board of Directors.
Continuing Directors
Lee M. Elman
Lee M. Elman has served as an independent director of the Company since December 2016 and is a Class I director. Mr. Elman has served as an independent director of GNL since December 2016 and as an independent director of NYCR since February 2016. Mr. Elman previously served as an independent director of Global II from April 2015 until December 2016, when Global II completed its merger with GNL.
Since 1979, Mr. Elman has served as President of Elman Investors, Inc., an international real estate investment banking firm which he also founded. He is also a partner of Elman Ventures, an organization which is advisor to, and partner with, various foreign investors in United States real estate ventures. He has over 40 years of real estate experience, including as an investing principal, a real estate investment banker, and an investment advisor for both U.S. and foreign investors. As President of Elman Investors, Inc., Mr. Elman has negotiated the acquisition of properties in the United States, Europe and Latin America; and presently serves as a general partner in numerous real estate partnerships. Mr. Elman holds a J.D. from Yale Law School and a B.A. from Princeton University’s Woodrow Wilson School of Public and International Affairs.
We believe that Mr. Elman’s experience as an executive officer and director of the companies described above and his experience as a real estate investor for over 40 years make him well qualified to serve as a member of our Board of Directors.
B.J. Penn
B.J. Penn has served as an independent director of the Company since July 2019 and is a Class I director. Previously, Mr. Penn served as an independent director of HT III from August 2014 until its dissolution and liquidation in March 2019 following the completion of the sale of substantially all its assets to the Company. Mr. Penn served as an independent director of American Realty Capital-Retail Centers of America II, Inc. from August 2014 until its dissolution and liquidation in January 2016. Mr. Penn served as an independent director of American Realty Capital New York City REIT II, Inc. from February 2015 until its dissolution and liquidation in December 2015. Mr. Penn has served as president of Penn Construction Group, Inc., a company that provides design/engineering, construction solutions and project management services, since January 2010, and has served as president and chief executive officer of Genesis IV, LLC, a company that provides consulting services in the areas of cyber procurement and systems acquisition, since October 2010. Mr. Penn is the chairman of the board of directors of Spectra Systems Corporation, is a trustee emeritus at the George Washington University and serves on the boards of the National Trust for the Humanities and the Naval Historic Foundation. Mr. Penn previously served as Acting Secretary of the Navy and as Assistant Secretary (Installations and Environment) of the Navy where he was responsible for managing Navy and Marine Corps real property, housing and other facilities totaling 72,500 buildings and 4,484,000 acres. Mr. Penn earned a Masters of Science from the George Washington University and a Bachelor of Science from Purdue University.
Our Board of Directors believes that Mr. Penn’s experience as a director or executive officer of the companies described above and his experience in various leadership positions in the Navy make him a valuable and well qualified member of our Board of Directors.
Edward G. Rendell
Gov. Edward G. Rendell has served as an independent director of the Company since December 2015 and is a Class II director. Gov. Rendell has also served as an independent director of GNL since March 2012 and as an independent director of AFIN since February 2017. Gov. Rendell has served as an independent director of BDCA since January 2011. In November 2016, BDCA’s external advisor was acquired by Benefit Street Partners, L.L.C. Gov. Rendell previously served as an independent director of RCA from October 2012 until the close of RCA’s merger with AFIN in February 2017, and also previously served as an independent director of RCA from February 2011 until March 2012. He previously served as an independent director of BDCA II from August 2014 until its liquidation and dissolution in September 2016. Gov. Rendell served as an independent director of American Realty Capital Trust III, Inc. (“ARCT III”) from March 2012 until the close of ARCT III’s merger with VEREIT in February 2013. Gov. Rendell served as an independent director of VEREIT from February 2013 until April 2015.
Governor Rendell served as the 45th Governor of the Commonwealth of Pennsylvania from January 2003 through January 2011 and as the Mayor of Philadelphia from January 1992 through January 2000. Governor Rendell was also the General Chairperson of the National Democratic Committee from November 1999 through February 2001. Governor Rendell has also worked as an attorney in private practice. An Army veteran, Governor Rendell holds a B.A. from the University of Pennsylvania and a J.D. from Villanova Law School.
Our Board of Directors believes that Governor Rendell’s experience as a director of multiple companies, as well as his experience as the chief executive of Pennsylvania and Philadelphia, make him well qualified to serve as a member of our Board of Directors.
Elizabeth K. Tuppeny
Elizabeth K. Tuppeny has served as an independent director of the Company since January 2013 and is a Class II director. Ms. Tuppeny has also served as an independent director of NYCR since March 2014, including as lead independent director of NYCR since December 2014. Ms. Tuppeny has served as an independent director of Benefit Street Partners Realty Trust, Inc. (formerly known as Realty Finance Trust, Inc.) since January 2013.
Ms. Tuppeny has been the chief executive officer and founder of Domus, Inc. (“Domus”), a full-service marketing communications agency, since 1993. Domus’ largest client is Merck & Co., and Ms. Tuppeny advises Merck & Co. with respect to communications related to their healthcare-related real estate acquisitions. Ms. Tuppeny has 30 years of experience in the branding and advertising industries, with a focus on Fortune 50 companies. Ms. Tuppeny also founded EKT Development, LLC to pursue entertainment projects in publishing, feature film and education video games. Ms. Tuppeny served on the board of directors and executive committee of the Philadelphia Industrial Development Council for three-plus years where she helped to plan and implement real estate transactions that helped to attract jobs to Philadelphia. Ms. Tuppeny has served on the boards of directors and advisory committees for the Arthur Ashe Foundation, Avenue of the Arts, Drexel Medical School, Philadelphia Hospitality Cabinet, Pennsylvania Commission for Women, Penn Relays and the Police Athletic League. Ms. Tuppeny has taught at New York University, University of Pennsylvania and Temple University, and received her undergraduate degree from the University of Pennsylvania, Annenberg School of Communications.
Our Board of Directors believes that Ms. Tuppeny’s experience as a director of the companies described above as chief executive officer and founder of Domus makes her well qualified to serve on our Board of Directors.
Executive Officers
Edward M. Weil, Jr.
See “— Nominees for Class III Directors — Edward M. Weil, Jr.” for biographical information regarding Edward M. Weil, Jr., the chief executive officer and president of the Company.
Katie P. Kurtz
Katie P. Kurtz has served as the chief financial officer, treasurer and secretary of the Company, the Advisor and the Property Manager since December 2015. Ms. Kurtz served as the chief financial officer and treasurer of NYCR, the NYCR advisor and the NYCR property manager from October 2017 to September 2019. She served as chief financial officer, treasurer and secretary of HT III, the HT III advisor and the HT III property manager from December 2015 until HT III liquidated and dissolved in

March 2019. Ms. Kurtz has served as the chief financial officer, secretary and treasurer of AFIN, the AFIN advisor and the AFIN property manager since November 2017. Ms. Kurtz previously served as the chief financial officer, treasurer and secretary of RCA and the RCA advisor from November 2015 until the close of RCA’s merger with AFIN in February 2017. She previously served as chief financial officer, treasurer and secretary of BDCA II from August 2014 until December 2015, as chief financial officer and treasurer of Crossroads Capital from October 2014 until December 2015 and as chief accounting officer for BDCA from December 2013 until December 2015.
Prior to joining AR Global, the parent of the Advisor, in July 2013, Ms. Kurtz was employed as vice president by The Carlyle Group (“Carlyle”), where she served as chief accounting officer for Carlyle GMS Finance, Inc., Carlyle’s business development company. From 2010 to 2012, Ms. Kurtz served as director of finance and controller for New Mountain Finance Corporation (“New Mountain”), an exchange-traded business development company. Prior to New Mountain, Ms. Kurtz served as controller at Solar Capital Ltd., an exchange-traded business development company, and in various accounting and financial reporting roles at GFI Group, Inc. Ms. Kurtz began her career at PwC. Ms. Kurtz is a certified public accountant in New York State, holds a B.S. in Accountancy and a B.A. in German from Wake Forest University and a Master of Science in Accountancy from Wake Forest University.
Information About the Board of Directors and its Committees
The Board of Directors is responsible for overseeing the management of our business and operations. Our current executive officers are employees of affiliates of the Advisor. We have no employees and have retained the Advisor to manage our day-to-day operations. The Advisor is under common control with AR Global. Mr. Weil, one of our directors, is the chief executive officer of AR Global and has a non-controlling interest in the parent of AR Global.
The Board of Directors held a total of 16 meetings and took action by written consent or electronically on 12 occasions during the year ended December 31, 2019. Our directors attended all of the meetings held while they were a member of the Board of Directors. All of our directors attended our 2019 annual meeting of stockholders. Our policy is to encourage all directors to attend our annual meetings of stockholders.
The Board of Directors has a standing audit committee and a nominating and corporate governance committee. The Company does not currently have a compensation committee, but the nominating and corporate governance committee carries out the responsibilities typically associated with a compensation committee.
Leadership Structure of the Board of Directors
Leslie D. Michelson, an independent director, currently serves as our non-executive chairman of the Board. Edward M. Weil, Jr. serves as our chief executive officer and president.
As non-executive chairman, Mr. Michelson organizes the work of the Board and presides over meetings of the Board. In addition, Mr. Michelson is involved in our strategy and operations, and he is expected to devote a significant amount of his time to the Company in this capacity. Mr. Michelson’s responsibilities include, among others: (i) driving organizational strategy with the chief executive officer and other officers, responding to changes in the healthcare industry, in addition to setting Board strategy and objectives; (ii) meeting with key advisory and strategic relationships (credit and lending, accounting and audit, and investment banking), as well as key tenants and clients; (iii) consistently monitoring our portfolio performance and serving as the principal liaison between the chief executive officer and the Board to communicate business and management topics; and (iv) consulting and communicating alongside the chief executive officers with stockholders.
As chief executive officer and president, Mr. Weil works in coordination with Mr. Michelson as they are both responsible for our strategy and operations. The Board believes that its leadership structure, which separates the non-executive chair and chief executive officer roles but also provides for collaborative work on strategy and operations, is appropriate at this time. The goal of the division of authority and responsibilities is to capitalize on Mr. Michelson’s extensive experience with, knowledge of and influence in the industry, allowing Mr. Weil to focus on managing the business. The Board of Directors may modify this structure to best address our circumstances for the benefit of our stockholders when appropriate.

We believe that having a majority of independent, experienced directors, including having an independent director serve as our non-executive chair, provides the right leadership structure and corporate governance structure for the Company and is best for the Company at this time. Mr. Michelson, in his capacity as non-executive chair of the Board, presides over any executive sessions of the independent directors.
Oversight of Risk Management
The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its approval of all material transactions, including property acquisitions and dispositions, the incurrence and assumption of debts and securities offerings, as well as its oversight of the Company’s executive officers and the Advisor. The nominating and corporate governance committee reviews and approves transactions with related parties such as the Advisor, AR Global and their affiliates, and resolves other conflicts of interest. The audit committee oversees management of accounting, financial, legal and regulatory risks.
Hedging Policy
The Board of Directors has not adopted, and the Company does not have, any specific practices or policies regarding the ability of the officers and directors of the Company, as well as employees of AR Global and its affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.
Audit Committee
Our audit committee is comprised of Mr. Michelson, Ms. Tuppeny, Gov. Rendell, Mr. Elman and Mr. Penn, each of whom is “independent” within the meaning of the requirements set forth in the Exchange Act and the applicable SEC rules, as well as the applicable listing standards of the Nasdaq Stock Market (“Nasdaq”). Mr. Michelson is the chair of our audit committee. Our audit committee held six meetings during the year ended December 31, 2019. Our directors who are members of the audit committee attended all of the meetings of the audit committee while they were members of the audit committee. The audit committee charter is available on the Company’s website at www.healthcaretrustinc.com by clicking on “Investor Relations — Corporate Governance — Audit Committee Charter” and to any stockholder who sends a request to Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, NY 10019. The Board of Directors has determined that Mr. Elman, Mr. Michelson and Ms. Tuppeny each qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.
The audit committee, in performing its duties, monitors:
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our financial reporting process;

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the integrity of our financial statements;

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compliance with legal and regulatory requirements;

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the independence and qualifications of our independent registered public accounting firm and internal auditors, as applicable; and

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the performance of our independent registered public accounting firm and internal auditors, as applicable.

The audit committee’s report on our financial statements for the year ended December 31, 2019 is discussed below under the heading “Audit Committee Report.”
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is comprised of Mr. Elman, Mr. Michelson, Gov. Rendell and Ms. Tuppeny, each of whom is “independent” within the meaning of the requirements set forth in the Exchange Act and the applicable SEC rules, as well as the applicable listing standards of the

Nasdaq. Ms. Tuppeny serves as the chair of the nominating and corporate governance committee. Our nominating and corporate governance committee held five meetings and took action by written consent or electronically on one occasion during the year ended December 31, 2019. Members of the nominating and corporate governance committee attended at least 83% of the meetings of the nominating and corporate governance committee while they were a member of the nominating and corporate governance committee. The charter of the nominating and corporate governance committee is available to any stockholder who sends a request to Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, NY 10019 and is also available on the Company’s website at www.healthcaretrustinc.com by clicking on “Investor Relations — Corporate Governance — Nominating and Corporate Governance Committee Charter.” In addition to being independent directors, all of the members of our nominating and corporate governance committee are “non-employee directors” within the meaning of the rules of Section 16 of the Exchange Act and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.
The principal functions of the nominating and corporate governance committee, which also carries out responsibilities typically carried out by a compensation committee, are to:
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identify qualified individuals to become directors of the Company;

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recommend director candidates to fill vacancies on the Board and to stand for election by the stockholders at the annual meeting;

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recommend committee assignments;

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periodically assess the performance of the Board of Directors;

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review and recommend appropriate corporate governance policies and procedures for the Company, including reviewing the Company’s code of business conduct and ethics for the Company’s executive officers and senior financial officers;

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approve and evaluate all compensation plans, policies and programs, if any, as they affect the Company’s executive officers;

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review and oversee the Company’s annual process, if any, for evaluating the performance of the Company’s executive officers;

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oversee the Company’s equity incentive plans, including, without limitation, the issuance of stock options, restricted shares of Common Stock (“restricted shares”), restricted stock units, dividend equivalent rights and other equity-based awards;

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assist the Board and the non-executive chair of the Company in overseeing the development of executive succession plans;

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determine from time to time the remuneration for the Company’s independent directors; and

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for all related party transactions, the nominating and corporate governance committee has the authority to:

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review and evaluate the terms and conditions, and determine the advisability of the transaction;

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negotiate the terms and conditions of the transaction, and, if the nominating and corporate governance committee deems appropriate, but subject to the limitations of applicable law, approve the execution and delivery of documents in connection with that transaction on our behalf;

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determine whether the transaction is fair to us and in our best interest;

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recommend to the Board of Directors what action, if any should be taken by the Board of Directors with respect to the transaction; and

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review, on a quarterly basis, the services provided by the Advisor, the reasonableness of the fees and expenses of the Advisor and its affiliates, as well as related matters.

In evaluating directors for nomination to the Board and to serve as members of each committee of the Board, the nominating and corporate governance committee takes into account the applicable requirements for members of committees of boards of directors under the Exchange Act, the Nasdaq listing rules and the charter of the applicable committee and may take into account such other factors or criteria as the nominating and corporate governance committee deems appropriate. For purposes of recommending any nominee, the nominating and corporate governance committee may consider all criteria that it deems appropriate, which may include, without limitation:
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personal and professional integrity, ethics and values;

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experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-held company in today’s business environment;

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experience in the Company’s industry and with relevant social policy concerns;

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experience as a board member of another publicly-held company;

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expertise and experience in an area of the Company’s operations;

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diversity of both background and experience;

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practical and mature business judgment, including ability to make independent analytical inquiries;

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the nature of and time involved in a director’s service on other boards or committees; and

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with respect to any person already serving as a director, the director’s past attendance at meetings and participation in and contribution to the activities of the Board.

The nominating and corporate governance committee evaluates each individual nominee in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. The Board of Directors believes that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences.
The Board of Directors will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the bylaws. See “Stockholder Proposals for the 2021 Annual Meeting” for additional information regarding stockholder nominations of director candidates.
All related party transactions during the year ended December 31, 2019 and during the period from January 1, 2020 through the date of this Proxy Statement were approved in accordance with the applicable Company policies consistent with the nominating and corporate governance committee charter. Either our nominating and corporate governance committee, our independent directors acting as a group has determined that each related party transaction was fair to us and in our best interest. See “Certain Relationships and Related Transactions.”
Director Independence
Even though shares of our Common Stock are not listed on the Nasdaq, the Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the Nasdaq, the Exchange Act and SEC rules. Based upon information provided by each nominee, the nominating and corporate governance committee and the Board of Directors have each affirmatively determined that none of Mr. Michelson, Gov. Rendell, Mr. Elman, Ms. Tuppeny and Mr. Penn has any relationship with the Company that would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director and each of them is “independent” within the meaning of the applicable listing standards of the Nasdaq as well as the requirements set forth in the Exchange Act and SEC rules applicable to the committees on which each of them serve.

Family Relationships
There are no familial relationships between any of our directors and executive officers.
Communications with the Board of Directors
Any interested parties (including the Company’s stockholders) may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Katie P. Kurtz, Chief Financial Officer, Secretary and Treasurer. Ms. Kurtz will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website, www.healthcaretrustinc.com.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS
Compensation Discussion and Analysis
Overview
We have no employees. The Advisor performs our day-to-day management functions and affiliates of the Advisor employ the persons who provide these services, including our named executive officers. We pay the Advisor management fees and reimburse the Advisor for certain expenses as required by the terms of our advisory agreement. For further details regarding the advisory agreement and our other arrangements with the Advisor and its affiliates, including the Property Manager, see “Certain Relationships and Related Transactions.”
As an externally managed REIT, we do not employ our named executive officers, have agreements with them regarding their compensation or otherwise determine the compensation earned by, or paid to, them. AR Global, the parent company of the Advisor, determines the salaries, bonuses and other benefits earned by, or paid to, our named executive officers. Our advisory agreement does not require our named executive officers to dedicate a specific amount of time to fulfilling their obligations or those of the Advisor and its affiliates or specify an amount or percentage of the amounts we pay to the Advisor or its affiliates that must be allocated to compensating our named executive officers. While Mr. Weil, our chairman, chief executive officer and president, may, in his capacity as the chief executive officer of AR Global, play a role in AR Global’s process for determining the compensation earned by, or paid to, our named executive officers by the Advisor or its affiliates, neither our Board nor our nominating and corporate governance committee (which carries out the responsibilities typically associated with a compensation committee) is involved with or consulted regarding this process. We are required by the terms of our advisory agreement to reimburse the Advisor for salaries, wages (including bonuses) and benefits of certain of our named executive officers, subject to certain limits described in more detail below.
Expense Reimbursements
We are required by the terms of our advisory agreement to reimburse the Advisor for salaries, wages (including bonuses) and benefits of employees of the Advisor or its affiliates involved in providing services to us, subject to certain limits. Prior to 2019, we did not reimburse the Advisor or its affiliates for salaries, wages and benefits paid to our executive officers. As a result of discussions between the independent directors (including their counsel) and the Advisor, our advisory agreement was amended in July 2019 to clarify that the Advisor is entitled to reimbursement for salaries, wages and benefits paid to our executive officers as part of the reimbursements for salaries, wages and benefits paid by the Advisor or its affiliates to employees involved in providing services to us. Following this amendment, the Advisor began to seek reimbursement for a portion of the salary, bonus and benefits paid to our chief financial officer. The amendment also provided, however, that the aggregate amount of all reimbursements for salaries, wages and benefits for employees of the Advisor or its affiliates (including our executive officers) will be subject to a limit for each fiscal year equal to the greater of  (a) $6,800,000, and (b) (i) the sum of the Company’s total real estate investments (at cost as recorded on the balance sheet dated as of the last day of each fiscal quarter in the year) divided by four, (ii) multiplied by 0.29%. This overall limit is subject to reduction in connection with certain dispositions that reduce the assets of the Company and increase by an annual cost of living adjustment. Furthermore, the amendment provided that the Company would not be responsible for reimbursements for the salaries, wages and benefits of any executive officer of the Company who is also a partner, member or equity owner of AR Global, such as Mr. Weil.
Other Compensation
We have not adopted any other compensation plans, policies and programs affecting our named executive officers. The nominating and corporate governance committee would be responsible for approving and evaluating all compensation plans, policies and programs affecting our executive officers if we adopt any compensation plans, policies and programs affecting our executive officers in the future. We have not made any equity awards to our named executive officers. The nominating and corporate governance committee is also responsible for approving and administering all grants of awards under our restricted share plan (as amended, the “RSP”) to our named executive officers if we make equity awards thereunder to our named executive officers.
No compensation consultant played any role in any matters related to the Company’s arrangements involving its named executive officers during 2019 or in prior periods.
Advisory Vote on Executive Compensation
Because the Board of Directors and nominating and corporate governance committee had not considered a compensation policy or program for our named executive officers of any kind prior to 2019, this is the first year in which we will hold a non-binding stockholder advisory vote on compensation of our named executive officers and a non-binding stockholder advisory vote on the frequency of the non-binding stockholder advisory vote on compensation of our named executive officers.
Pay Ratio
We have not included a ratio of the compensation our chief executive officer to our median employee because we do not have any employees.
Summary Compensation Table
The following table summarizes the annual compensation received by our named executive officers for the fiscal years ended December 31, 2019, 2018 and 2017:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Edward M. Weil, Jr., President and Chief Executive Officer	2019	$—	$—	$—	$—	$—
	2018	—	—	—	—	—
	2017	—	—	—	—	—
Katie P. Kurtz, Treasurer and Chief Financial Officer	2019	$159,025(1)	$332,506(1)	$—	$11,166(2)	$502,697
	2018	—	—	—	—	—
	2017	—	—	—	—	—

(1)
Represents the allocable share of salary and bonus paid by the Advisor or its affiliates to Ms. Kurtz during 2019 that was reimbursed by the Company pursuant to our advisory agreement.

(2)
Represents the allocable share of certain expenses incurred by the Advisor or its affiliates with respect to Ms. Kurtz during 2019 that was reimbursed by the Company pursuant to our advisory agreement as follows: (i) $8,102 for payment of medical insurance costs; and (ii) $3,064 for matching contributions to Ms. Kurtz’s 401(k).

Compensation Policies and Practices Related to Risk Management
The nominating and corporate governance committee has determined that, to the limited extent the Company has compensation policies and practice, none of those policies and practices create any risks that are reasonably likely to have a material adverse effect on the Company.
Compensation of Directors
We pay to each of our independent directors the fees described below. If a director is our employee or an employee of the Advisor or any of its affiliates, we do not pay compensation for services rendered as a director. All directors also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors and its committees.

We pay our independent directors a yearly retainer of   $30,000 and an additional yearly retainer of $55,000 for the lead independent director or non-executive chair; $2,000 for all meetings personally attended by the directors ($2,500 for attendance by the chairperson of the audit committee at each meeting of the audit committee) and $1,500 for each meeting attended via telephone; $750 per transaction reviewed and voted upon electronically up to a maximum of  $2,250 for three or more transactions reviewed and voted upon per meeting. If there is a Board meeting and one or more committee meetings in one day, the director’s fees cannot exceed $2,500 ($3,000 for the chairperson of the audit committee if there is a meeting of such committee). In addition, since April 2017 our non-executive chairman has received a monthly retainer of   $25,000, and our independent directors have approved the continued payment of this monthly retainer through December 2020.
Prior to August 2017, the RSP provided for an automatic grant of 1,333 restricted shares of Common Stock to each of the independent directors, without any further approval by the Board or our stockholders, on the date of his or her initial election to the Board and thereafter on the date of each annual stockholder meeting. The restricted shares granted as annual automatic awards prior to August 2017 were subject to vesting in equal increments over a five-year period with initial vesting on the first anniversary of the date of grant.
In August 2017, the Board amended the RSP to provide that the number of restricted shares comprising the automatic annual award to each of the independent directors would be equal to the quotient of   $30,000 divided by the then-current estimated per-share net asset value of our Common Stock and subsequently amended and restated the RSP to eliminate the automatic annual awards and to make other revisions related to the implementation of a new independent director equity compensation program. As part of this new independent director equity compensation program, the Board approved a one-time grant of restricted share awards to the independent directors as follows: (i) 300,000 restricted shares to the non-executive chairman, with one-seventh of the shares vesting annually in equal increments over a seven-year period with initial vesting on August 4, 2018; and (ii) 25,000 restricted shares to each of the three other independent directors, with one-fifth of the shares vesting annually in equal increments over a five-year period with initial vesting on August 4, 2018. In connection with these one-time grants, the restricted shares granted as automatic annual awards in connection with our 2017 annual meeting of stockholders on July 21, 2017 were forfeited. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. In connection with his election to the Board in July 2019, B.J. Penn received an award of 15,000 restricted shares vesting annually in equal increments over a three-year period with initial vesting on August 4, 2020. Holders of restricted shares may receive cash distributions prior to the time that the restrictions on the restricted shares have lapsed. Any distributions payable in shares of Common Stock shall be subject to the same restrictions as the underlying restricted shares.
We also pay each independent director for each external seminar, conference, panel, forum or other industry-related event attended in person and in which the independent director actively participates, solely in his or her capacity as an independent director of the Company, in the following amounts:
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$2,500 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours, or

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$5,000 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours.

In either of the above cases, we will reimburse, to the extent not otherwise reimbursed, an independent director’s reasonable expenses associated with attending external seminars, conferences, panels, forums or other industry-related events. An independent director cannot be paid or reimbursed for attending a single external seminar, conference, panel, forum or other industry-related event by us and another company for which he or she is a director.

The following table sets forth information regarding compensation of our directors during the year ended December 31, 2019:
Name	Fees Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total Compensation ($)
Edward M. Weil, Jr.	—	—	—	—	—	—	—
Leslie D. Michelson	$431,250	—	—	—	—	$205,432	$636,682
Lee M. Elman	$75,000	—	—	—	—	$17,014	$92,014
Edward G. Rendell	$72,500	—	—	—	—	$17,406	$89,906
B.J. Penn	$28,250	$262,500	—	—	—	$5,897	$290,750
Elizabeth K. Tuppeny	$72,500	—	—	—	—	$17,485	$89,985

(1)
Represents restricted shares granted during the year ended December 31, 2019 with a grant date fair value computed in accordance with FASB ASC Topic 718 calculated based the Company’s Estimated Per-Share NAV as of December 31, 2018 of   $17.50 per share. Except with respect to Mr. Penn, no restricted shares were granted during the year ended December 31, 2019. As of December 31, 2019, Mr. Michelson, Mr. Elman, Gov. Rendell, Ms. Tuppeny and Mr. Penn held approximately 215,092, 15,539, 15,806, 15,806 and 15,000 unvested restricted shares, respectively.

(2)
The amount reported as “All Other Compensation” represents the value of distributions received during the year ended December 31, 2019 on any restricted shares.

Share-Based Compensation
Restricted Share Plan
The RSP provides us with the ability to grant awards of restricted shares to our directors, officers and employees (if we ever have employees), employees of the Advisor and its affiliates, employees of entities that provide services to us, directors of the Advisor or of entities that provide services to us, certain of our consultants and certain consultants to the Advisor and its affiliates or to entities that provide services to us.
The total number of shares granted as awards under the RSP may not exceed 5.0% of the Company’s outstanding shares of Common Stock on a fully diluted basis at any time and in any event will not exceed 3.4 million shares (as such number may be adjusted for stock splits, stock dividends, combinations and similar events). As of December 31, 2019, we had 92,356,664 shares of Common Stock issued and outstanding and 394,000 shares of Common Stock that were subject to awards granted under the RSP.
Restricted share awards entitle the recipient to receive shares of our Common Stock under terms that provide for vesting over a specified period of time or upon attainment of pre-established performance objectives. Such awards would typically be forfeited with respect to the unvested shares upon the termination of the recipient’s employment or other relationship with us. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash distributions prior to the time that the restrictions on the restricted shares have lapsed. Any distributions payable in shares of our Common Stock are subject to the same restrictions as the underlying restricted shares.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS
The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of March 5, 2020, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:
•
each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;

•
each of the Company’s named executive officers and directors; and

•
all of the Company’s executive officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class
Edward M. Weil, Jr.(2)	—	—
Katie P. Kurtz	—	—
Leslie D. Michelson(3)	302,695	*
Lee M. Elman(4)	26,347	*
B.J. Penn(5)	15,000	*
Edward G. Rendell(6)	26,780	*
Elizabeth K. Tuppeny(6)	30,427	*
All directors and executive officers as a group (seven persons)	401,249	*

*
Less than 1%

(1)
The business address of each individual or entity listed in the table is 650 Fifth Avenue, 30th Floor, New York, New York 10019. Unless otherwise indicated, the individual or entity listed has sole voting and investment power over the shares listed.

(2)
Mr. Weil, one of our directors, is also the chief executive officer of AR Global. While Mr. Weil has a non-controlling interest in the parent of AR Global, Mr. Weil does not have direct or indirect voting or investment power over any shares that AR Global may own and Mr. Weil disclaims beneficial ownership of such shares. Accordingly, the shares included as beneficially owned by Mr. Weil do not include the 8,888 shares of our Common Stock or the 359,340 shares of Common Stock that may be issuable if performance and other conditions are met, in exchange for partnership units of our operating partnership, Healthcare Trust Operating Partnership, L.P. (the “OP”), designated as “Class B Units” (“Class B Units”) that are directly or indirectly beneficially owned by AR Global.

(3)
Includes approximately 215,092 unvested restricted shares.

(4)
Includes approximately 15,539 unvested restricted shares.

(5)
Includes approximately 15,000 unvested restricted shares.

(6)
Includes 15,806 unvested restricted shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Edward M. Weil, Jr., our chief executive officer, president and one of our directors, also is the chief executive officer and president of the Advisor and the Property Manager. Katie P. Kurtz, our chief financial officer, treasurer and secretary, is also the chief financial officer, treasurer and secretary of the Advisor and the Property Manager.
The Advisor and the Property Manager are owned and controlled directly or indirectly by AR Global. Mr. Weil is the chief executive officer of AR Global and has a non-controlling interest in the parent of AR Global.
Prior to being liquidated and dissolved on March 8, 2019, HT III was sponsored and advised by affiliates of the Advisor. Ms. Kurtz was also an officer of HT III, the HT III advisor and the HT III property manager. Mr. Weil was also a member of HT III’s board of directors. The HT III advisor and the HT III property manager, as well as the sponsor of HT III, were under common control with AR Global.
Advisor
Pursuant to our advisory agreement with the Advisor, the Advisor manages our day-to-day operations. The initial term of the advisory agreement ends on February 17, 2027, and is automatically renewable for another ten-year term upon each ten-year anniversary unless terminated (1) with notice of an election not to renew at least 365 days prior to the applicable tenth anniversary, (2) in accordance with a Change of Control (as defined in the advisory agreement) or a transition to self-management, (3) by 67% of the independent directors of the Board of Directors for cause, without penalty, with 45 days’ notice or (4) with 60 days prior written notice by the Advisor for (a) a failure to obtain a satisfactory agreement for any successor to the Company to assume and agree to perform obligations under the advisory agreement or (b) any material breach of the advisory agreement of any nature whatsoever by the Company.
Asset Management Fees and Variable Management/Incentive Fees
The advisory agreement requires the Company to pay the Advisor a base management fee, which is payable on the first business day of each month. The fixed portion of the base management fee is equal to $1.625 million per month, while the variable portion of the base management fee is equal to one-twelfth of 1.25% of the cumulative net proceeds of any equity (including convertible equity and certain convertible debt but excluding proceeds from the Company’s distribution reinvestment plan) issued by the Company and its subsidiaries subsequent to February 17, 2017 per month. The base management fee is payable to the Advisor or its assignees in cash, OP Units or shares, or a combination thereof, the form of payment to be determined at the discretion of the Advisor and the value of any OP Unit or share to be determined by the Advisor acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. During the year ended December 31, 2019, the Company incurred approximately $19.5 million in cash base asset management fees, including approximately $26.7 million with respect to the variable portion of the base management fee, to the Advisor, of which no amounts remained unpaid as of December 31, 2019.
In addition, the advisory agreement requires the Company to pay the Advisor a variable management/incentive fee quarterly in arrears equal to (1) the product of fully diluted number of shares of Common Stock outstanding multiplied by (2) (x) 15.0% of the applicable prior quarter’s Core Earnings (as defined below) per share in excess of   $0.375 per share plus (y) 10.0% of the applicable prior quarter’s Core Earnings per share in excess of  $0.47 per share. “Core Earnings” is defined as, for the applicable period, net income or loss, computed in accordance with accounting principles generally accepted in the United States (“GAAP”), excluding non-cash equity compensation expense, the variable management/incentive fee, acquisition and transaction related fees and expenses, financing related fees and expenses, depreciation and amortization, realized gains and losses on the sale of assets, any unrealized gains or losses or other non-cash items recorded in net income or loss for the applicable period, regardless of whether such items are included in other comprehensive income or loss, or in net income, one-time events pursuant to changes in GAAP and certain non-cash charges, impairment losses on real estate related investments and other than temporary impairments of securities, amortization of deferred financing costs, amortization of tenant inducements, amortization of straight-line rent and any associated bad debt reserves, amortization of market lease intangibles, provision for loss loans, and other non-recurring revenue and expenses (in each case after discussions between the Advisor and the independent directors and approved by a majority of the independent directors). The variable management/incentive fee is payable to the Advisor or its assignees in cash or shares, or a combination of both, the form of payment to be determined in the sole discretion of the Advisor and the value of any share to be determined by the Advisor acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. During the year ended December 31, 2019, the Advisor did not earn, and the Company did not incur any obligation to pay, a variable management/incentive fee to the Advisor.
With respect to periods ending prior to April 1, 2015, pursuant to the then effective advisory agreement and the limited partnership agreement of the OP (as amended from time to time, the “LPA”), the Company caused the OP to issue (subject to periodic approval by the Board) to the Advisor an asset management subordinated participation in the form of Class B Units. During these periods, the OP issued 359,250 Class B Units to the Advisor, all of which remain outstanding, but no Class B Units have been or will be issued pursuant to the advisory agreement and the LPA in effect with respect to subsequent periods. The issued and outstanding Class B Units will vest, and will no longer be subject to forfeiture, at such time as: (x) the value of the OP’s assets plus all distributions made equals or exceeds the total amount of capital contributed by investors plus a 6.0% cumulative, pre-tax, non-compounded annual return thereon (the “economic hurdle”); (y) any one of the following occurs: (1) a listing; (2) another liquidity event or (3) the termination of the advisory agreement by an affirmative vote of a majority of the Company’s independent directors without cause; and (z) the Advisor is still providing advisory services to the Company (the “performance condition”). Unvested Class B Units will be forfeited immediately if: (a) the advisory agreement is terminated for any reason other than a termination without cause; or (b) the advisory agreement is terminated by an affirmative vote of a majority of the Company’s independent directors without cause before the economic hurdle has been met. The Advisor receives distributions on any vested and unvested Class B Units equal to the distribution rate received on shares of Common Stock. For the year ended December 31, 2019, the Advisor received approximately $0.3 million in distributions with respect to the Class B Units.
Acquisition Expenses
Under the advisory agreement, the Advisor is entitled to be reimbursed for amounts it incurs for investment-related expenses, or insourced expenses. The amount reimbursed for insourced expenses may not exceed 0.5% of the contract purchase price of each acquired property or 0.5% of the amount advanced for a loan or other investment. Additionally, the Company reimburses the Advisor for third party acquisition expenses. Under the advisory agreement, total acquisition expenses may not exceed 4.5% of the contract purchase price of the Company’s portfolio or 4.5% of the amount advanced for all loans or other investments. This threshold has not been exceeded through December 31, 2019. During the year ended December 31, 2019, the Advisor and its affiliates incurred on behalf of the Company acquisition expenses, including insourced expenses, of  $38,500, all of which had been reimbursed by the Company as of December 31, 2019.
Professional Fees and Other Reimbursements
The Company reimburses the Advisor’s costs of providing administrative services including personnel costs, except for costs to the extent that the employees perform services for which the Advisor receives a separate fee. This reimbursement includes reasonable overhead expenses for employees of the Advisor or its affiliates directly involved in the performance of services on behalf of the Company, including the reimbursement of rent expense at certain properties that are both occupied by employees of the Advisor or its affiliates and owned by affiliates of the Advisor. Prior to 2019, the Company had not reimbursed the Advisor or its affiliates, including the Property Manager, for salaries, wages, or benefits paid to the Company’s executive officers. As a result of discussions between the independent directors (including their counsel) and the Advisor, the then-effective advisory agreement was amended on July 25, 2019 (the “Advisory Agreement Amendment”) to clarify that, with respect to executive officers of the Advisor, the Company is required to reimburse the Advisor or its affiliates for the reasonable salaries and wages, benefits and overhead of the Company’s executive officers, other than for any executive officer that is also a partner, member or equity owner of AR Global, an affiliate of the Advisor.

Further, under the Advisory Agreement Amendment, the aggregate amount of expenses relating to salaries, wages and benefits, including for executive officers and all other employees of the Advisor or its affiliates (the “Capped Reimbursement Amount”), is limited to the greater of: (a) $6.8 million (the “Fixed Component”) and (b) the variable component (the “Variable Component”), which is defined in the Advisory Agreement Amendment as, for any fiscal year: (i) the sum of the total real estate investments, at cost as recorded on the balance sheet dated as of the last day of each fiscal quarter (the “Real Estate Cost”) in the year divided by four, which amount is then (ii) multiplied by 0.29%.
In the event of a reduction in the Real Estate Cost by 25.0% or more pursuant to instructions from the Company’s board of directors, in one or a series of related dispositions in which the proceeds of the disposition(s) are not reinvested in Investments (as defined in the Advisory Agreement Amendment), then within12 months following the disposition(s), the Advisor and the Company will enter into good faith negotiations to reset the Fixed Component; provided that if the proceeds of the disposition(s) are paid to shareholders of the Company as a special distribution or used to repay loans with no intent of subsequently re-financing and re-investing the proceeds thereof in Investments, the Advisor and the Company will enter into good faith negotiations to reset the Fixed Component within 90 days thereof, in each case taking into account reasonable projections of reimbursable costs in light of the reduced assets of the Company.
Both the Fixed Component and the Variable Component will also be increased by an annual cost of living adjustment equal to the portion of the Capped Reimbursement Amount (as determined above) multiplied by the greater of  (x) 3.0% and (y) the CPI for the prior year ended December 31st. For these purposes, CPI will be calculated by reference to the United States Department of Labor’s Bureau of Labor Statistics Consumer Price Index, All Urban Consumer Price Index, New York-Newark-Jersey City with reference date (1982-1984) that equals 100.0 or the successor of this index.
For the year ended December 31, 2019, the total amount of reimbursements by the Company to the Advisor for salaries, wages and benefits that were subject to the Capped Reimbursement Amount was $6.8 million, which was less than the $7.2 million Variable Component of the Capped Reimbursement Amount. As of December 31, 2019, there was approximately $0.4 million receivable from the Advisor to the Company with respect to professional fees and other reimbursements. As of December 31, 2019, there was approximately $0.4 million payable by the Advisor to the Company with respect to professional fees and other reimbursements, including a receivable for professional fees and other reimbursement of  $0.5 million from the Advisor previously recorded in the fourth quarter of 2018 that is, pursuant to authorization by the independent members of the Board, payable over time during 2020.
Termination Payments
Under the advisory agreement, upon the termination or non-renewal of the agreement, the Advisor will be entitled to receive from the Company all amounts due to the Advisor, including any change of control fee and transition fee, as well as the then-present fair market value of the Advisor’s interest in the Company. All fees will be due within 30 days after the effective date of the termination of the advisory agreement.
The advisory agreement provides for payment of a fee to the Advisor upon termination by either party in connection with a Change of Control. The Change of Control fee would be equal to the product of four multiplied by the Subject Fees (as defined below).
The advisory agreement provides for payment of a fee to the Advisor upon termination by the Company in connection with a transition to self-management. The transition fee would be equal to (a) $15.0 million plus (b) the product of four multiplied by the Subject Fees, but may not be more than an amount equal to 4.5 multiplied by the Subject Fees.
The “Subject Fees” are equal to the sum of  (i) four multiplied by the actual base management fee plus (ii) four multiplied by the actual variable management/incentive fee, in each of clauses (i) and (ii), payable for the fiscal quarter immediately prior to the fiscal quarter in which the Change of Control or transition to self-management, as applicable, is consummated, plus, (iii) without duplication, the annual increase in the base management fee resulting from the cumulative net proceeds of any equity raised (but excluding proceeds from the Company’s distribution reinvestment plan) in respect of the fiscal quarter immediately prior to the fiscal quarter in which the Change of Control or transition to self-management, as applicable, is consummated.

Special Allocation
The LPA provides for a special allocation, solely for tax purposes, of excess depreciation deductions of up to $10.0 million to the Advisor, a limited partner of the OP. In connection with this special allocation, the Advisor has agreed to restore a deficit balance in its capital account in the event of a liquidation of the OP and has agreed to provide a guaranty or indemnity of indebtedness of the OP. No special allocation has been made to date.
Special Limited Partner
As of December 31, 2019, Healthcare Trust Special Limited Partner, LLC (the “Special Limited Partner”), an affiliate of the Advisor, owned 8,888 shares of the Company’s outstanding Common Stock and holds the special limited partnership in the OP which entitles it to certain distributions (and any corresponding allocations) under the LPA.
If our Common Stock is listed on a national exchange, the Special Limited Partner will be entitled to receive a promissory note as evidence of its right to receive subordinated incentive listing distribution from the OP equal to 15.0% of the amount by which the market value of all issued and outstanding shares of Common Stock plus distributions exceeds the aggregate capital contributed by investors in the Company’s initial public offering of common stock plus an amount equal to a 6.0% cumulative, pre-tax non-compounded annual return to investors. If the Special Limited Partner or any of its affiliates receives the subordinated incentive listing distribution, the Special Limited Partner and its affiliates will no longer be entitled to receive the subordinated participation in net sales proceeds or the subordinated incentive termination distribution described below.
Upon a liquidation or sale of all or substantially all of the Company’s assets, including through a merger or sale of stock, The Special Limited Partner will be entitled to receive a subordinated participation in the net sales proceeds of the sale of real estate assets from the OP equal to 15.0% of remaining net sale proceeds after return of capital contributions to investors in the Company’s initial public offering of common stock plus payment to investors of a 6.0% cumulative, pre-tax non-compounded annual return on the capital contributed by investors. None of these distributions has been earned through the date of this Proxy Statement. Any amount of net sales proceeds paid to the Special Limited Partner or any of its affiliates prior to the Company’s listing or termination or non-renewal of the advisory agreement with the Advisor, as applicable, will reduce dollar for dollar the amount of the subordinated incentive listing distribution described above and subordinated incentive termination distribution described below.
Pursuant to the LPA, upon termination or non-renewal of the advisory agreement, with or without cause, the Special Limited Partner will be entitled to receive a promissory note as evidence of its right to receive subordinated termination distributions from the OP equal to 15.0% of the amount by which the sum of the Company’s market value plus distributions exceeds the sum of the aggregate capital contributed by investors in the Company’s initial public offering of common stock plus an amount equal to an annual 6.0% cumulative, pre-tax, non-compounded annual return to investors. The Special Limited Partner is able to elect to defer its right to receive a subordinated distribution upon termination until either a listing on a national securities exchange or other liquidity event occurs. If the Special Limited Partner or any of its affiliates receives the subordinated incentive termination distribution, the Special Limited Partner and its affiliates will no longer be entitled to receive the subordinated participation in net sales proceeds or the subordinated incentive listing distribution described above.
Property Manager
Pursuant to a property management agreement with the Property Manager (as amended, the “Property Management Agreement”), unless the Company contracts with a third party, the Company pays the Property Manager a property management fee, on a monthly basis, equal to 1.5% of gross revenues from the Company’s stand-alone, single-tenant net leased properties managed and 2.5% of gross revenues from all other types of properties managed, plus market-based leasing commissions applicable to the geographic location of the property. The Company also reimburses the Property Manager for property level expenses incurred by the Property Manager. The Property Manager may charge a separate fee for the one-time initial rent-up or leasing-up of newly constructed properties in an amount not to exceed the fee customarily charged in arm’s length transactions by others rendering similar services in the same geographic area for similar properties, and the Property Manager is allowed to receive a higher property management fee in certain cases if approved by our Board of Directors (including a majority of our independent directors).
If the Company contracts directly with third parties for such services, the Company will pay the third party customary market fees and will pay the Property Manager an oversight fee of 1.0% of the gross revenues of the property managed by the third party. In no event will the Company pay the Property Manager or any affiliate of the Property Manager both a property management fee and an oversight fee with respect to any particular property. If the Property Manager provides services other than those specified in the Property Management Agreement, the Company will pay the Property Manager a monthly fee equal to no more than that which the Company would pay to a third party that is not an affiliate of the Company or the Property Manager to provide the services.
The current term of the Property Management Agreement ends on February 17, 2021 and automatically renews for successive one-year terms unless any party provides written notice of its intention to terminate the agreement at least 90 days prior to the end of the term. The Property Management Agreement may assign the agreement to any party with expertise in commercial real estate which has, together with its affiliates, over $100.0 million in assets under management.
During the year ended December 31, 2019, the Company paid $3.9 million in property management fees to the Property Manager. No other fees were paid to the Property Manager during the year ended December 31, 2019.
Asset Purchase
On June 16, 2017, the Company entered into a purchase agreement (the “Purchase Agreement”) to purchase 19 properties from HT III, comprising substantially all of HT III’s assets (the “Asset Purchase”). On December 22, 2017, the Asset Purchase closed and $6.0 million of the purchase price was deposited by the Company into an escrow account in accordance with the Purchase Agreement (the “Escrow Amount”). Pursuant to the Purchase Agreement, the Escrow Amount was to be released in full to HT III in three installments over a period of 14 months following the closing, less any amounts paid or reserved for pending or unsatisfied indemnification claims that the Company could make under the Purchase Agreement. No indemnification claims were made under the Purchase Agreement and the full Escrow Amount was released in accordance with the terms, with the final installment paid shortly prior to the liquidation and dissolution of HT III in March 2019. The Company had a $0.2 million net receivable from HT III included on its consolidated balance sheet as of December 31, 2018 related to prorations under the Purchase Agreement, which was paid by HT III prior to its liquidation and dissolution in March 2019.
Investment Allocation Agreement
The Company had entered into an investment opportunity allocation agreement (the “Allocation Agreement”) with HT III, pursuant to which, if either the Advisor or HT III’s advisor determined that one or more proposed healthcare property acquisitions was appropriate for either the Company or HT III, and assuming each has sufficient capital to support such proposed healthcare property acquisition, such proposed healthcare property acquisition was to be presented to the Board of Directors and HT III’s board of directors for a vote on whether to pursue such proposed healthcare property acquisition. Until the Allocation Agreement terminated automatically in accordance with its terms upon the dissolution of HT III on March 8, 2019, HT III did not make any acquisitions.
Indemnification Obligations
Subject to conditions and exceptions, the Company has agreed pursuant to the advisory agreement to indemnify the Advisor and its affiliates, as well as their respective officers, directors, equity holders, members, partners, stockholders, other equity holders and employees, from and against all losses, claims, damages, losses, joint or several, expenses (including reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising in the performance of their duties under the advisory agreement. Subject to conditions and exceptions, the Company has also agreed to advance any indemnitee legal expenses and other costs incurred as a result of any legal action for which the indemnification being sought is permissible.

We have entered into indemnification agreements with the Advisor and certain of its affiliates, each of our directors and officers, and certain former directors and officers, providing that we will indemnify them to the extent permitted by Maryland law and our charter and advance expenses to them in connection with claims or liability they may become subject to due to their service to us consistent with the provisions of our charter and Maryland law.
We have not paid the Advisor or any of its affiliates for any amounts pursuant to these obligations through the date of this Proxy Statement.
Affiliated Transaction Best Practices Policy
Pursuant to AR Global’s affiliated transaction best practices policy, which was approved by our Board, we may not enter into any co-investments or any other business transaction with, or provide funding or make loans to, directly or indirectly, any investment program or other entity sponsored by the AR Global group of companies or otherwise controlled or sponsored, or in which ownership (other than certain minority interests) is held, directly or indirectly, by any of the individuals who share control of the AR Global group of companies, that is a non-traded REIT or private investment vehicle in which ownership interests are offered through securities broker-dealers in a public or private offering, except that we may enter into a joint investment with a Delaware statutory trust (a “DST”) or a group of unaffiliated tenant in common owners (“TICs”) in connection with a private retail securities offering by a DST or to TICs, provided that such investments are in the form of pari passu equity investments, are fully and promptly disclosed to our stockholders and will be fully documented among the parties with all the rights, duties and obligations assumed by the parties as are normally attendant to such an equity investment, and that we retain a controlling interest in the underlying investment, the transaction is approved by the independent directors of the Board after due and documented deliberation, including deliberation of any conflicts of interest, and such co-investment is deemed fair, both financially and otherwise. In the case of such co-investment, the Advisor will be permitted to charge fees at no more than the rate corresponding to our percentage co-investment and in line with the fees ordinarily attendant to such transaction. At any one time, our investment in such co-investments will not exceed 10% of the value of our portfolio.
Certain Conflict Resolution Procedures
Every transaction that we enter into with the Advisor or its affiliates is subject to an inherent conflict of interest. Our Board of Directors may encounter conflicts of interest in enforcing our rights against any affiliate in the event of a default by or disagreement with an affiliate or in invoking powers, rights or options pursuant to any agreement between us and the Advisor or any of its affiliates.
Our nominating and corporate governance committee reviews and evaluates all related party transactions, including all transactions in which we, on the one hand, and the Advisor, AR Global or any of their affiliates, on the other hand, are involved. All related party transactions during the year ended December 31, 2019 and during the period from January 1, 2020 through the date of this Proxy Statement were approved in accordance with the applicable Company policies consistent with the nominating and corporate governance committee charter. Either our nominating and corporate governance committee or our independent directors acting as a group has determined that each related party transaction was fair to us and in our best interests. See “Board of Directors, Executive Officers and Corporate Governance — Nominating and Corporate Governance Committee.”
In addition, the advisory agreement limits our ability to enter into transactions with the Advisor and its affiliates as follows:
•
If we propose to enter into any transaction in which the Advisor, any affiliate of the Advisor or any of the Advisor’s directors or officers has a direct or indirect interest, then the transaction must be approved by a majority of our directors not otherwise interested in the transaction, including a majority of our independent directors.

•
We may not make loans to the Advisor or any of its affiliates except mortgages or loans to wholly owned subsidiaries of ours. The Advisor and its affiliates may not make loans to us, or to any joint venture or partnership or other similar arrangements in which we are a co-venturer, limited liability company member, limited partner or general partner, which are established to acquire or hold our investments, unless approved by a majority of our directors (including a majority of our independent directors) not otherwise interested in the transaction as fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.
•
We may enter into joint ventures or other similar arrangements with the Advisor or its affiliates provided that (a) a majority of our directors (including a majority of our independent directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to us, and (b) the investment by us is on substantially the same terms as those received by other joint venturers.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors has furnished the following report on its activities during the year ended December 31, 2019. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of Healthcare Trust, Inc.:
We have reviewed and discussed with management Healthcare Trust, Inc.’s audited financial statements as of and for the year ended December 31, 2019.
We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in Healthcare Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.
Audit Committee
Leslie D. Michelson (Chair)
Lee M. Elman
Gov. Edward G. Rendell
Elizabeth K. Tuppeny

COMPENSATION COMMITTEE REPORT
The Company does not currently have a Compensation Committee of the Board of Directors, but the Nominating and Corporate Governance Committee of the Board of Directors carries out the responsibilities typically associated with a compensation committee. The Nominating and Corporate Governance Committee of the Board of Directors has furnished the following report. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of Healthcare Trust, Inc.:
We have reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K of the Exchange Act with management.
Based on the review and discussions described above, we recommended to the Board of Director that the “Compensation Discussion and Analysis” be included in this proxy statement.
Nominating and Corporate Governance Committee
Elizabeth K. Tuppeny (Chair)
Lee M. Elman
Leslie D. Michelson
Gov. Edward G. Rendell

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Our Board of Directors is currently comprised of six members, of which five of whom are independent directors. Our bylaws provide that the number of directors may not be less than one, which is the minimum number required by the MGCL, or more than 15. In accordance with our charter, the Board of Directors is divided into three classes of directors. At the Annual Meeting, two Class III directors will be elected to serve until the 2023 Annual Meeting and until their successors are duly elected and qualify. Each director serves for a term of three years, until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors.
The Board of Directors has nominated Leslie D. Michelson and Edward M. Weil, Jr. for election as Class III directors at the Annual Meeting, to serve until our 2023 Annual Meeting and until their successors are duly elected and qualify. Mr. Michelson and Mr. Weil currently serve as Class III directors of the Company.
The proxy holder named on the proxy card intends to vote “FOR” the election of Mr. Michelson and Mr. Weil as the Class III directors. The election of the Class III directors requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting, provided that a quorum is present. Abstentions and broker non-votes, if any are applicable, will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
We know of no reason why Mr. Michelson or Mr. Weil will be unable to serve if elected. If, at the time of the Annual Meeting, Mr. Michelson or Mr. Weil should become unable to serve, shares represented by proxies will be voted “FOR” any substitute nominee designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF LESLIE D. MICHELSON AND EDWARD M. WEIL, JR. AS CLASS III DIRECTORS, TO SERVE UNTIL THE COMPANY’S 2023 ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of the Board of Directors has selected and appointed PwC as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2020.
Although ratification by stockholders is not required by law or by our charter or bylaws, our audit committee believes that submission of its selection to stockholders is a matter of good corporate governance. PwC reports directly to our audit committee. Even if the appointment is ratified, our audit committee, in its discretion, may select a different independent registered public accounting firm at any time if our audit committee believes that such a change would be in the best interests of the Company. If our stockholders do not ratify the appointment of PwC, our audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.
A representative of PwC will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
KPMG LLP (“KPMG”) audited our consolidated financial statements every year since the year ended December 31, 2014 through the year ended December 31, 2018. No representative of KPMG is expected to attend the Annual Meeting.
On March 14, 2019, our audit committee dismissed KPMG and approved the engagement of PwC as its new independent registered public accounting firm for the fiscal year ending December 31, 2019.
KPMG’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2018 and 2017 and the period from January 1, 2019 through March 14, 2019: (i) there were no disagreements between us and KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in its report on our consolidated financial statements; and (ii) there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).
Prior to engaging PwC, during the fiscal years ended December 31, 2018 and 2017 and the period from January 1, 2019 through March 14, 2019, neither we nor anyone acting on our behalf had consulted PwC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did PwC provide a written report or oral advice to us that PwC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).
Fees
No fees for review and audit services rendered by PwC were incurred during the year ended December 31, 2018 because we did not engage PwC for these services until March 2019. PwC had previously provided certain tax services as described below under “—  Tax Fees.”
Audit Fees
PwC provides professional services relating to audits of our annual consolidated financial statements and internal controls over financial reporting, reviews of our quarterly SEC filings, income tax provision procedures, purchase price accounting procedures and review of proxy and other registration statements, and other audit services related to a statutory audit requirement. Aggregate audit fees billed by PwC for the year ended December 31, 2019 were approximately $976,000. There were no audit fees billed by PwC for the year ended December 31, 2018. Audit fees billed by KPMG for the years ended December 31, 2019 and December 31, 2018 were $665,000 and $935,530, respectively.

Audit Related Fees
Audit related fees include audit and other assurance related services relating to individual real estate properties that are required under local tax law. There were no audit related fees billed by PwC for the years ended December 31, 2019 or December 31, 2018. There were no audit related fees billed by KPMG for the years ended December 31, 2019 or December 31, 2018.
Tax Fees
There were no tax compliance fees billed by PwC for the year ended December 31, 2019. Tax compliance and transfer pricing fees billed by PwC for the year ended December 31, 2018 were $387,000. There were no tax fees billed by KPMG for the years ended December 31, 2019 or December 31, 2018.
All Other Fees
There were no other fees billed by PwC for the years ended December 31, 2019 or December 31, 2018. There were no other fees billed by KPMG for the years ended December 31, 2019 or December 31, 2018.
Pre-Approval Policies and Procedures
In considering the nature of the services provided by the independent registered public accounting firm, our audit committee determined that such services are compatible with the provision of independent audit services. Our audit committee discussed these services with the independent registered public accounting firm and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by PwC following its engagement as our independent registered public accounting firm or KPMG were pre-approved by the audit committee.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PwC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020.

PROPOSAL NO. 3 — NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution regarding the compensation of our named executive officers, as disclosed in this proxy statement. This proposal, known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers, as disclosed in this proxy statement. Approval of this non-binding advisory resolution requires an affirmative vote of a majority of the votes cast with respect to this proposal.
We have no employees. The Advisor performs our day-to-day management functions and affiliates of the Advisor employ the persons who provide these services, including our named executive officers. We pay the Advisor management fees and reimburse the Advisor for certain expenses as required by the terms of our advisory agreement. For further details regarding the advisory agreement and our other arrangements with the Advisor and its affiliates, including the Property Manager, see “Certain Relationships and Related Transactions.”
As an externally managed REIT, we do not employ our named executive officers, have agreements with them regarding their compensation or otherwise determine the compensation earned by, or paid to, them. AR Global, the parent company of the Advisor, determines the salaries, bonuses and other benefits earned by or paid to our named executive officers. We are required by the terms of our advisory agreement to reimburse the Advisor for salaries, bonuses or benefits of certain of our named executive officers, subject to certain limits described in more detail herein.
In accordance with Section 14A of the Exchange Act, we are asking stockholders to approve, on a non-binding, advisory basis, the following resolution at the annual meeting:
“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion, is hereby approved.”
While this resolution is advisory and non-binding, the nominating and corporate governance committee will consider the vote on this proposal in its future discussions regarding the compensation of our named executive officers.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THIS NON-BINDING ADVISORY RESOLUTION.

PROPOSAL NO. 4 — NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE NON-BINDING ADVISORY VOTES ON EXECUTIVE COMPENSATION
Section 14A of the Exchange Act requires the Company to seek input from its stockholders regarding the frequency with which it will seek non-binding advisory votes regarding the compensation of the Company’s named executive officers. Although the recommendation is non-binding, the Company will consider the outcome of the vote when determining the frequency of future say-on-pay votes. The Company’s decision may differ from the stockholder vote at the Annual Meeting.
The proposal herein provides stockholders with four alternatives: one year, two years, three years or abstain. None of the alternatives may receive a majority of the votes cast on this proposal. If that occurs, our Board of Directors will consider the frequency that receives the highest number of votes as the choice of the stockholders. The Board of Directors believes that an advisory stockholder vote on the compensation of our named executive officers once every three years is appropriate. Although the Board of Directors has recommended that future say-on-pay votes should be held once every three years, stockholders are not voting to approve or disapprove of this recommendation. Rather, stockholders are being provided with the opportunity to cast an advisory vote, which is not binding. The Board of Directors will consider the outcome of the vote in determining the frequency of future non-binding advisory votes regarding executive compensation.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “THREE YEARS” IN THE NON-BINDING VOTE TO RECOMMEND THE FREQUENCY OF FUTURE NON-BINDING ADVISORY VOTES ON EXECUTIVE COMPENSATION.

CODE OF ETHICS
The Board of Directors adopted a Code of Business Conduct and Ethics effective as of March 7, 2013 (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.
The Code of Ethics is available on the Company’s website at www.healthcaretrustinc.com by clicking on “Investor Relations — Corporate Governance — Code of Ethics.” You may also obtain a copy of the Code of Ethics by writing to our secretary at: Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary. A waiver of the Code of Ethics may be made only by the Board of Directors or the appropriate committee of the Board of Directors and will be promptly disclosed to the extent required by law. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics to our chief executive officer, chief financial officer, chief accounting officer or controller or persons performing similar functions, we will disclose the nature of the amendment or waiver on our website or in a Current Report on Form 8-K.
OTHER MATTERS PRESENTED FOR ACTION AT THE ANNUAL MEETING
Our Board of Directors does not intend to present for consideration at the Annual Meeting or any postponements or adjournments thereof any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, either of the persons named in the proxy, acting individually and without the other, will vote thereon pursuant to his or her discretion.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING
Stockholder Proposals in the Proxy Statement
Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. For stockholder proposals within the scope of Rule 14a-8 and submitted in accordance with the procedures specified thereunder, in order for the proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2021 Annual Meeting, the proposal must comply with Rule 14a-8 and be received at our principal executive offices by November 24, 2020. Any proposal received after such date will be considered untimely.
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings
For any proposal that is not submitted for inclusion in our proxy material for our 2021 Annual Meeting but is instead sought to be presented directly at that meeting, the proposal must be submitted in accordance with the procedures set forth in our bylaws. Under our bylaws, for a director nomination or other stockholder proposal to be properly submitted for presentation at our 2021 Annual Meeting, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on October 25, 2020 and ending at 5:00 p.m. Eastern Time, on November 24, 2020. Additionally, a stockholder proposal must contain certain information specified in our bylaws.
All nominations must also comply with our bylaws. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: Healthcare Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, NY 10019, Attention: Secretary (telephone: (212) 415-6500).
By Order of the Board of Directors,
/s/ Katie P. Kurtz

Katie P. Kurtz
Chief Financial Officer, Secretary and Treasurer

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDS HIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY E98944-P33546 For Against Abstain HEALTHCARE TRUST, INC. 1a. Leslie D. Michelson 1b. Edward M. Weil, Jr. The Board of Directors recommends you vote FOR the following proposals: The Board of Directors recommends you vote 3 YEARS on the following proposal: 1. Election of Directors Nominees for Class III Directors: 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020. 3. Non-binding advisory resolution regarding the executive compensation for the Company's named executive officers as described in the proxy statement. 4. Recommendation, on a non-binding advisory basis, of the frequency of future non-binding advisory votes on executive compensation. NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 3 Years 2 Years 1 Year Abstain VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/HTI2020 You may attend the meeting in person via webcast and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. SCAN TO VIEW MATERIALS & VOTE w HEALTHCARE TRUST, INC. 650 FIFTH AVENUE, 30TH FLOOR NEW YORK, NY 10019 E98945-P33546

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Form 10-K are available at www.proxyvote.com/HTI. HEALTHCARE TRUST, INC. Annual Meeting of Stockholders April 15, 2020 3:00 P.M. This proxy is solicited by the Board of Directors The undersigned stockholder of Healthcare Trust, Inc., a Maryland corporation (the "Company"), hereby appoints Edward M. Weil, Jr. and Katie P. Kurtz, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held via a live webcast at www.virtualshareholdermeeting.com/HTI2020, commencing at 3:00 P.M., Eastern Time, and any and all postponements or adjournments thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Annual Meeting and all postponements or adjournments thereof, with all power possessed by the undersigned as if personally present and to vote in his or her discretion on such matters as may properly come before the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, each of which are hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If this proxy is executed but no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast "FOR" Proposals 1, 2, 3 and "THREE YEARS" for Proposal 4, as more particularly described in the proxy statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting to another time or place for the purpose of soliciting additional proxies, that may properly come before the Annual Meeting or any postponement or adjournment thereof. Atthe present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting. Continued and to be signed on reverse side